Exhibit 99.2

Alaska Communications:Investor Presentation August 2013

Safe Harbor Statement Other Placeholder: Forward-Looking Statements We have included in this presentation certain "forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's beliefs as well as on a number of assumptions concerning future events made using information currently available to management. You are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of risks, uncertainties and other factors, many of which are outside Alaska Communications' control. For further information regarding risks and uncertainties associated with ACS' business, please refer to the Alaska Communications’ SEC filings, including, but not limited to, our annual report on Form 10-K for the fiscal year ended December 31, 2012, quarterly reports on Form 10-Q filed subsequently, and other filings with the SEC, included under headings such as “Risk factors” and “Management’s discussion and analysis of financial condition and results of operations.”

 Business Updates as of July 2013

Q2 2013 Performance and 2013 Outlook

2013 YEAR-TO-DATE

SOLID FINANCIAL PERFORMANCE

- 8.6% revenue growth, with broadband revenues growing 20.8% year over year
- $95M in YTD debt reductions, with $30.4M through June and $65M of pay down with AWN close in July

MILESTONE REACHED IN CLOSING ALASKA WIRELESS NETWORK (AWN) TRANSACTION

- Transaction closed July 22, 2013
- AWN improves our competitive position in wireless
- Preferred distribution structure mitigates previous risk of decline of wireless cash flows from Verizon entry and CETC reforms
  - Verizon is operating its 4G LTE Alaska network
- 33% ownership interest in AWN is an attractive long term investment

REST OF 2013

VALUE CREATION FOR SHAREHOLDERS THROUGH GROWTH AND DEBT REDUCTION

- Our focus is on broadband products and business sales
- Commencing fiber-to-the-node investment in strengthening broadband Access Network, starting in Anchorage
- Framework for process improvements using LEAN methodology drives customer service improvements and better margins
- Free cash flow targeted to debt reductions (every dollar of debt reductions creates value for shareholders)

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4 | Alaska Communications

Our Recent Milestone: Closing the Alaska Wireless Network (AWN) Transaction

How AWN Works



Independently serve their respective customers



Alaska Communications ↔ GCI

Share a common network offered by AWN

How AWN Creates Value for Alaska Communications

AT TRANSACTION CLOSE

- $100M cash received
- $65M debt paid

THROUGH ONGOING OPERATIONS

AWN GENERATES REVENUE

- AWN receives wholesale revenues from its retail parents. Alaska Communications and GCI pay AWN about 70% of wireless revenues, and pass through high cost support revenues (CETC) to AWN.
- AWN generates roaming revenues on its network.
- AWN sells wireless backhaul to other carriers.

AWN RETURNS FCF TO ALASKA COMMUNICATIONS

Year 1 and 2:

- Eligible to receive $100M in preferred distributions ($50M per year)

Year 3 and 4:

- Eligible to receive $90M in total preferred distributions ($45M per year)

Year 5 and beyond:

- We receive distributions proportional to its 1/3 share

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5 | Alaska Communications

Alaska Communications:Strategy for Value Creation

Creating Value Through Growth and Deleveraging

- World-class Ethernet core, now extending into our access network
- Managed service extensions
- Customer experience measured by NPS

- Simplifying business via LEAN means expense growth will be managed

Grow retail broadband REVENUES

Enhancing EBITDA

FREE CASH FLOW ↑

DEBT ↓

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7 | Alaska Communications

A Strong Economy in Alaska Supports Growth Other Placeholder: Stable economyThe 2012 Gross State Product of $53BGDP per capita: $65,143 - 3rd highest in the  U.S. and 37% higher than the U.S. averageLower unemployment than the U.S. averageHealthy state and local government outlook. With nearly $43B in assets,  the state’s permanent fund acts as a stabilizing force in the economyProximity to global marketsTokyo is closer than New York Anchorage has the 5th busiest airport, worldwide, in terms of air cargo traffic  (Gp:) Unemployment Rates, Alaska and U.S. January 2003 to March 2013   Source: Google Maps, straight line distances  Source: NEI Estimates, 2013  Source: Department of Labor and Workforce Development

A $1 Billion and Growing Market Supports Top Line Growth  We are focused on the Business market segment, and opportunistic about Consumer  6%  9%  5%  CAGR  Source: Company sponsored research

Title: A Resilient Ethernet Network is a Foundation for Our Business Products (Gp:) MERICA (Gp:) CARRIER ETHERNET 1.0 CERTIFIED PROVIDERS WORLDWIDE   CARRIER ETHERNET 2.0 CERTIFIED PROVIDERS WORLDWIDE  Carrier Ethernet 2.0 certification We are the first company in Alaska, and the second in the U.S. / third in the world to become a certified Carrier Ethernet 2.0 carrier through the Metro Ethernet Forum (MEF).The power of two – resiliency is built inTwo metro area fiber paths between Anchorage and Fairbanks.Two Integrated Network Management Centers.Two connections to the Internet (Seattle and Portland).Two fiber paths in Oregon and Washington State.Two submarine cables connecting Alaska to Lower  48. We own and operate two of the four cables into Alaska, and have the most survivable fiber optic systems.

A Comprehensive Set of Solutions for Business

IT SOLUTIONS

- ConstantlyOn IT (Helpdesk support)
- OnSite IT (Break/Fix support)
- Professional Services
- IT Equipment
- Hosted Colocation

DATA

- Business Ethernet
  - Metro Ethernet
  - Enhanced Metro Ethernet
  - MPLS
  - VPLS
- Private Line
- Data Backup

INTERNET

- Business Internet
- Internet Over Ethernet
- Dedicated Internet Access
- Mobile Broadband

WIRELESS

- Wireless Phones, Routers, and Mobile Broadband Devices
- Fleet Management
- Custom wireless and telemetry solutions

VOICE

- VOIP
- DSS / PRI / BRI
- Centrex
- Local and Long Distance
- PBX solutions

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11 | Alaska Communications

Title: Consumer Products Allow us to Target Specific Segments (Gp:) WIRELESS (Gp:) Mobile VoiceMobile Broadband DataPostpaid, Prepaid, Lifeline (Gp:) INTERNET (Gp:) Dedicated Home InternetMobile Broadband (Gp:) VOICE (Gp:) LocalLong DistanceInternational

With AWN, the Most Advanced and Extensive Network in Alaska

Premier network

- Over 300 cell sites in virtually every rural and urban location.
- Extensive Wi-Fi network in urban markets.

Devices from top manufacturers

- Wireless phones.
- Fixed broadband wireless routers serving communities across the state and up to 10Mbps of broadband speeds.
- Mobile broadband wireless dongles and MiFis including 4G LTE wireless routers.

Competitive plans

- Data plans, minutes plans, business minute bucket plans and family plans.


4G LTE (GSM) Network Coverage
NATIONWIDE ROAMING COVERAGE
Fairbanks
Anchorage
Juneau
ANCHORAGE
FAIRBANKS
JUNEAU

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13 | Alaska Communications

Title: Process Improvement and Customer Service Focus Provide Differentiation and a Strong Operating Model Body: Process Improvements through LEAN Other Placeholder: A front line driven approach to process improvementFocus on eliminating wasteSmall, incremental improvements add up over timeSimplifies how we do business while improving customer experienceRate of expense growth will be lower than rate of revenue growth Body: Customer Service measured byNet Promoter Score (NPS) Other Placeholder: Retaining our existing customers is as or more important compared to gaining new customersSatisfied customers who are our “promoters” are the best way to gain market shareNPS is a proven methodology for companies that grow revenues by providing exceptional service  Empowering and investing in our people is at the heart of both programs.

Q2 2013 Results andPost-AWN Financial Guidance

Title: Strong Revenue Performance

Title: Strong Cash Flow Performance Note: Net Debt is Long Term Debt + Current Maturities – Cash

CONSUMER BROADBAND ARPU  BUSINESS BROADBAND ARPU  WIRELESS CONNECTIONS  CONSUMER CONNECTIONS  BUSINESS CONNECTIONS Title: Customer Metrics  -1.6%  3.8%  10.2%  WIRELESS ARPU

Title: 2013 Revenue Guidance  Full Year 2013 Revenue Guidance of $340 - $350M.

Title: 2013 Financial Guidance

Title: Post AWN first full year directional view

Title: Reconciliation of EBITDA  FY2011 set as the baseline since 2011 was last year of segment level EBITDA reporting.All numbers are rounded to the nearest million  Baseline Year: 2011  Post AWN Comparable  AWN Distributions: $50  Wireline EBITDA: $58  Less: SG&A increase       $15Net backhaul move to AWN $  3  Wireline EBITDA: $40  Wireless EBITDA: $68  Less:2011 Wireless CapEx $18  Total EBITDA:  $126  Total EBITDA:  $90  AWN structured to provide wireless cash flow predictability at historical levels, mitigating anticipated roaming/CETC declines. As a part of our long-term plan we increased our SG&A expenses by $15M in areas of product and marketing, SMB sales, customer experience, and process improvement. This investment in our capabilities will drive future EBITDA and FCF expansion.

In Summary: A Plan to Create Value, and a Track Record to Support the Plan

Creating Long-Term Shareholder Value

Grow retail broadband REVENUES	**RESULTS:** • Broadband growth: FY2012 11.9% vs FY2011; 1H2013 20.8% vs. 1H 2012 • Fiber-to-the-Node investments supplements world-class Ethernet core • Customer experience focus via Net Promoter Score (NPS)
Enhancing EBITDA	**RESULTS:** • Predictable cash flows from AWN • Broadband revenue growth combined with LEAN process improvement will drive broadband margin expansion
FREE CASH FLOW ↑ DEBT ↓	**RESULTS:** • $95.4M in total debt reductions YTD through July 2013 • $30.4M through cash flow from operations and $65M from AWN close

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24 | Alaska Communications

Appendix

An Overview of Alaska Communications: June 2013 YTD

CONSUMER METRICS

- Access Lines:
  - Business 80,517
  - Consumer 52,438
- Broadband Connections:
  - Business 19,539
  - Consumer 39,559
- Wireless Connections: 114,419

FINANCIAL METRICS

- YTD Revenue $188.8M
- YOY Broadband Growth 20.8%
- YOY Total Revenue Growth 7.3%
- YTD EBITDA $65.0M
- Net Debt $509.9M

NETWORK AND PEOPLE

- Leading provider of reliable Ethernet and other data services to Alaskan business
- Ubiquitous statewide network with substantial and highly diverse long haul fiber network
- With AWN, the most extensive and advanced wireless network in Alaska
- 820 employees providing local and trustworthy customer service

REVENUE MIX



100%
80%
60%
40%
20%
0%
15%
24%
21%
29%
11%
Consumer
Business & Wholesale
Wireless
Roaming & CETC
Access

26 | Alaska Communications

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Title: Business Services Growth ($ in thousands)  Total YOY Revenue Growth = 8.9%Total YOY Broadband Revenue Growth = 18.2%

Title: Consumer Services Growth (in thousands)  YOY Revenue Growth = 7.2%YOY Broadband Growth = 24.4%